Exhibit 99.1

Designer Brands Inc. Reports Second Quarter 2021 Financial Results
Record setting second quarter sales and gross profit at the U.S. Retail segment
Comparable sales were up 84.9% in the second quarter of fiscal 2021

COLUMBUS, Ohio, August 31, 2021 - Designer Brands Inc. (NYSE: DBI) (the "Company" and "Designer Brands"), one of North America's largest designers, producers, and retailers of footwear and accessories, announced financial results for the three months ended July 31, 2021, compared to the three months ended August 1, 2020.

Roger Rawlins, Chief Executive Officer, stated, "Our tremendous second quarter results reflect successful execution on our short-term priorities coupled with our strategy to gain market share in athleisure and kids. Our sales results were driven by increased store traffic as we substantially grew our loyal customer base and welcomed core DSW customers back into our stores.

"As we look forward to our strategic growth, we have organized our efforts around three pillars: customer, brand and speed. All three of these pillars interact with one another and simultaneously strengthen each other. We are offering customers the experiences they crave, the speed they demand, and the brands that can rise to those challenges. Given the positive momentum and strength of our strategy, we expect to achieve an adjusted operating income in the second half of fiscal 2021 that will be in-line or slightly better than fiscal 2019 levels."

Second Quarter Results
•Net sales increased 66.9% to $817.3 million in the second quarter of fiscal 2021 compared to the same period last year.
•Comparable sales increased 84.9% for the second quarter of fiscal 2021.
•Gross profit increased to $284.7 million in the second quarter of fiscal 2021 versus $37.0 million last year, and gross margin as a percentage of net sales was 34.8% as compared to 7.6% for the same period last year and 30.5% for the second quarter of fiscal 2019.

•Reported net income in the second quarter of fiscal 2021 was $42.9 million, or $0.55 per diluted share, including net charges of $0.01 per diluted share from adjusted items, primarily related to target acquisition costs, restructuring charges, impairment charges, and the change in the valuation allowance on deferred tax assets.
•Adjusted net income in the second quarter of fiscal 2021 was $43.4 million, or $0.56 per diluted share.

Liquidity Highlights
•Cash and cash equivalents totaled $46.5 million at the end of the second quarter of fiscal 2021 compared to $206.7 million for the same period last year, with $364.0 million available for borrowings under our senior secured asset-based revolving credit facility ("ABL Revolver"). Debt totaled $247.1 million at the end of the second quarter of fiscal 2021 compared to $393.0 million debt outstanding for the same period last year.
•The Company ended the quarter with inventories of $504.3 million compared to $445.0 million for the same period last year.

Store Openings and Closings
During the second quarter of fiscal 2021, we did not open any new stores; we closed one store in the U.S. and two stores in Canada, resulting in a total of 515 U.S. stores and 143 Canadian stores.

Webcast and Conference Call
The Company is hosting a conference call today at 8:30 a.m. Eastern Time. Investors and analysts interested in participating in the call are invited to dial 1-888-317-6003, or the international dial-in, 1-412-317-6061, and reference conference ID number 1270514 approximately ten minutes prior to the start of the conference call. The conference call will also be broadcast live over the internet and can be accessed through the following link:
https://www.webcaster4.com/Webcast/Page/1213/42454
For those unable to listen to the live webcast, an archived version will be available via the same website address until September 14, 2021. A replay of the teleconference will be available by dialing the following numbers:
U.S.: 1-877-344-7529
Canada: 1-855-669-9658
International: 1-412-317-0088
Passcode: 10159507

About Designer Brands
Designer Brands is one of North America's largest designers, producers, and retailers of footwear and accessories. The Company operates a portfolio of retail concepts in nearly 700 locations under the DSW Designer Shoe Warehouse®, The Shoe Company®, and Shoe Warehouse® banners. The Company designs and produces footwear and accessories through Camuto Group, a leading manufacturer selling in more than 5,400 stores worldwide. Camuto Group owns licensing rights for the Jessica Simpson® footwear business and footwear and handbag licenses for Lucky Brand®. In partnership with a joint venture with Authentic Brands Group, the Company also owns a stake in Vince Camuto®, Louise et Cie®, and others. More information can be found at www.designerbrands.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Certain statements in this press release may constitute forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the use of forward-looking words such as "outlook," "could," "believes," "expects," "potential," "continues," "may," "will," "should," "would," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates," or the negative version of those words or other comparable words. These statements are based on the Company's current expectations and involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. These factors include, but are not limited to: risks and uncertainty related to the continued outbreak of the coronavirus ("COVID-19"), any future COVID-19 resurgence, and any other adverse public health developments; risks related to losses or disruptions associated with our distribution systems, including our distribution and fulfillment centers and our stores, whether as a result of COVID-19, supply chain disruptions, reliance on third-party providers, cyber-related attacks, or otherwise; our ability to protect the health and safety of our associates and our customers, which may be affected by current or future government regulations related to stay-at-home orders and orders related to the operation of non-essential businesses; risks related to our international operations, including international trade, our reliance on foreign sources for merchandise and related supply chain disruptions, exposure to political, economic, operational, compliance, and other risks, and fluctuations in foreign currency exchange rates; maintaining strong relationships with our vendors, manufacturers, licensors, and retailer customers; our ability to anticipate and respond to fashion trends, consumer preferences, and changing customer expectations; risks related to restrictions on our ABL Revolver and senior secured term loan that could limit our ability to fund operations; our reliance on our loyalty programs and marketing to drive traffic, sales, and customer loyalty; failure to retain our key executives or attract qualified new personnel; risks related to the loss or disruption of our information systems and data and our ability to prevent or mitigate breaches of our information security and the compromise of sensitive and confidential data; our ability to comply with privacy laws and regulations, as well as other legal obligations; our ability to protect our reputation and to maintain the brands we license; uncertain general economic, political, and social conditions and the related impacts to consumer discretionary spending; our competitiveness with respect to style, price, brand availability, and customer service; our ability to provide customers cost-effective shopping platforms; and uncertainty related to future legislation, regulatory reform, policy changes, or interpretive guidance on existing legislation. Risks and other factors that could cause our actual results to differ materially from our expectations are described in the Company's Annual Report on Form 10-K for the fiscal year ended January 30, 2021, and risk factors identified in the Company's other filings with the Securities and Exchange Commission. All forward-looking statements speak only as of the time when made. Except as may be required by law, the Company undertakes no obligation to update or revise the forward-looking statements included in this press release to reflect any future events or circumstances.

DESIGNER BRANDS INC.
SEGMENT RESULTS
(unaudited)

Net Sales
	Three months ended		Change
(dollars in thousands)	July 31, 2021	August 1, 2020	Amount	%
Segment net sales:
U.S. Retail	$723,093	$393,977	$329,116	83.5%
Canada Retail	57,585	49,582	8,003	16.1%
Brand Portfolio	50,529	30,458	20,071	65.9%
Other	—	22,266	(22,266)	NM
Total segment net sales	831,207	496,283	334,924	67.5%
Elimination of intersegment net sales	(13,872)	(6,569)	(7,303)	111.2%
Consolidated net sales	$817,335	$489,714	$327,621	66.9%

	Six months ended		Change
(dollars in thousands)	July 31, 2021	August 1, 2020	Amount	%
Segment net sales:
U.S. Retail	$1,343,751	$771,050	$572,701	74.3%
Canada Retail	98,189	78,911	19,278	24.4%
Brand Portfolio	107,956	112,571	(4,615)	(4.1)%
Other	—	35,889	(35,889)	NM
Total segment net sales	1,549,896	998,421	551,475	55.2%
Elimination of intersegment net sales	(29,406)	(25,924)	(3,482)	13.4%
Consolidated net sales	$1,520,490	$972,497	$547,993	56.3%
NM - Not meaningful

Comparable Sales
	Three months ended		Six months ended
	July 31, 2021	August 1, 2020	July 31, 2021	August 1, 2020
Comparable sales:
U.S. Retail segment	94.3%	(44.9)%	74.5%	(43.7)%
Canada Retail segment	14.6%	(27.9)%	12.6%	(29.9)%
Brand Portfolio segment - direct-to-consumer channel	10.6%	120.5%	8.6%	106.5%
Other	NA	(36.2)%	NA	(50.4)%
Total comparable sales	84.9%	(42.7)%	68.1%	(42.5)%
NA - Not applicable

Store Count
	July 31, 2021		August 1, 2020
(square footage in thousands)	Number of Stores	Square Footage	Number of Stores	Square Footage
U.S. Retail segment - DSW stores	515	10,491	522	10,578
Canada Retail segment:
The Shoe Company / Shoe Warehouse stores	116	611	117	623
DSW stores	27	536	27	536
	143	1,147	144	1,159
Total number of stores	658	11,638	666	11,737

Gross Profit
	Three months ended
	July 31, 2021		August 1, 2020		Change
(dollars in thousands)	Amount	% of Segment Net Sales	Amount	% of Segment Net Sales	Amount	%	Basis Points
Segment gross profit (loss):
U.S. Retail	$256,893	35.5%	$40,097	10.2%	$216,796	540.7%	2,530
Canada Retail	18,768	32.6%	5,650	11.4%	$13,118	232.2%	2,120
Brand Portfolio	8,533	16.9%	(11,440)	(37.6)%	$19,973	NM	NM
Other	—	—%	118	0.5%	$(118)	NM	NM
	284,194		34,425
Elimination of intersegment gross profit	487		2,617
Gross profit	$284,681	34.8%	$37,042	7.6%	$247,639	668.5%	2,720

	Six months ended
	July 31, 2021		August 1, 2020		Change
(dollars in thousands)	Amount	% of Segment Net Sales	Amount	% of Segment Net Sales	Amount	%	Basis Points
Segment gross profit (loss):
U.S. Retail	$450,006	33.5%	$7,127	0.9%	$442,879	6,214.1%	3,260
Canada Retail	29,603	30.1%	3,339	4.2%	$26,264	786.6%	2,590
Brand Portfolio	20,459	19.0%	2,464	2.2%	$17,995	730.3%	1,680
Other	—	—%	(5,310)	(14.8)%	$5,310	NM	NM
	500,068		7,620
Elimination of intersegment gross profit	724		2,962
Gross profit	$500,792	32.9%	$10,582	1.1%	$490,210	4,632.5%	3,180
NM - Not meaningful

Intersegment Eliminations
	Three months ended
(in thousands)	July 31, 2021	August 1, 2020
Elimination of intersegment activity:
Net sales recognized by Brand Portfolio segment	$(13,872)	$(6,569)
Cost of sales:
Cost of sales recognized by Brand Portfolio segment	9,707	4,827
Recognition of intersegment gross profit for inventory previously purchased that was subsequently sold to external customers during the current period	4,652	4,359
Gross profit	$487	$2,617

	Six months ended
(in thousands)	July 31, 2021	August 1, 2020
Elimination of intersegment activity:
Net sales recognized by Brand Portfolio segment	$(29,406)	$(25,924)
Cost of sales:
Cost of sales recognized by Brand Portfolio segment	20,642	16,961
Recognition of intersegment gross profit for inventory previously purchased that was subsequently sold to external customers during the current period	9,488	11,925
Gross profit	$724	$2,962

DESIGNER BRANDS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited and in thousands, except per share amounts)

	Three months ended		Six months ended
	July 31, 2021	August 1, 2020	July 31, 2021	August 1, 2020
Net sales	$817,335	$489,714	$1,520,490	$972,497
Cost of sales	(532,654)	(452,672)	(1,019,698)	(961,915)
Gross profit	284,681	37,042	500,792	10,582
Operating expenses	(224,385)	(168,424)	(425,199)	(355,645)
Income from equity investment	2,290	2,153	3,998	4,423
Impairment charges	(1,174)	(6,735)	(1,174)	(119,282)
Operating profit (loss)	61,412	(135,964)	78,417	(459,922)
Interest expense, net	(8,072)	(3,788)	(16,886)	(5,946)
Non-operating income (expenses), net	(244)	743	562	656
Income (loss) before income taxes	53,096	(139,009)	62,093	(465,212)
Income tax benefit (provision)	(10,236)	40,795	(2,207)	151,140
Net income (loss)	$42,860	$(98,214)	$59,886	$(314,072)
Diluted earnings (loss) per share	$0.55	$(1.36)	$0.78	$(4.36)
Weighted average diluted shares	77,619	72,142	77,271	72,028

DESIGNER BRANDS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)

	July 31, 2021	January 30, 2021	August 1, 2020
Assets
Cash and cash equivalents	$46,458	$59,581	$206,720
Receivables, net	199,371	196,049	49,240
Inventories	504,316	473,183	445,044
Prepaid expenses and other current assets	53,616	51,772	69,456
Total current assets	803,761	780,585	770,460
Property and equipment, net	271,401	296,469	332,730
Operating lease assets	676,665	700,481	797,413
Goodwill	93,655	93,655	93,655
Intangible assets, net	15,905	15,635	15,663
Deferred tax assets	—	—	182,866
Equity investment	55,149	58,598	56,690
Other assets	29,513	31,172	23,780
Total assets	$1,946,049	$1,976,595	$2,273,257
Liabilities and shareholders' equity
Accounts payable	$299,322	$245,071	$224,693
Accrued expenses	222,055	200,326	202,831
Current maturities of long-term debt	62,500	62,500	—
Current operating lease liabilities	190,853	244,786	241,694
Total current liabilities	774,730	752,683	669,218
Long-term debt	184,569	272,319	393,000
Non-current operating lease liabilities	645,136	677,735	778,826
Other non-current liabilities	30,502	30,841	25,586
Total liabilities	1,634,937	1,733,578	1,866,630
Total shareholders' equity	311,112	243,017	406,627
Total liabilities and shareholders' equity	$1,946,049	$1,976,595	$2,273,257

DESIGNER BRANDS INC.
NON-GAAP RECONCILIATIONS
(unaudited and in thousands, except per share amounts)

	Three months ended		Six months ended
	July 31, 2021	August 1, 2020	July 31, 2021	August 1, 2020
Operating expenses	$(224,385)	$(168,424)	$(425,199)	$(355,645)
Non-GAAP adjustments:
Integration and restructuring expenses	1,094	8,455	2,836	10,203
Target acquisition costs	5,333	—	5,333	—
Gain on settlement	—	(8,990)	—	(8,990)
Adjusted operating expenses	$(217,958)	$(168,959)	$(417,030)	$(354,432)
Operating profit (loss)	$61,412	$(135,964)	$78,417	$(459,922)
Non-GAAP adjustments:
Integration and restructuring expenses	1,094	8,455	2,836	10,203
Target acquisition costs	5,333	—	5,333	—
Gain on settlement	—	(8,990)	—	(8,990)
Impairment charges	1,174	6,735	1,174	119,282
Total non-GAAP adjustments	7,601	6,200	9,343	120,495
Adjusted operating profit (loss)	$69,013	$(129,764)	$87,760	$(339,427)
Net income (loss)	$42,860	$(98,214)	$59,886	$(314,072)
Non-GAAP adjustments:
Integration and restructuring expenses	1,094	8,455	2,836	10,203
Target acquisition costs	5,333	—	5,333	—
Gain on settlement	—	(8,990)	—	(8,990)
Impairment charges	1,174	6,735	1,174	119,282
Foreign currency transaction losses (gains)	244	(743)	(562)	(343)
Total non-GAAP adjustments before tax effect	7,845	5,457	8,781	120,152
Tax effect of non-GAAP adjustments	(1,871)	(1,393)	(2,179)	(30,531)
Valuation allowance change on deferred tax assets	(5,395)	—	(13,577)	—
Total adjustments, after tax	579	4,064	(6,975)	89,621
Adjusted net income (loss)	$43,439	$(94,150)	$52,911	$(224,451)
Diluted earnings (loss) per share	$0.55	$(1.36)	$0.78	$(4.36)
Adjusted diluted earnings (loss) per share	$0.56	$(1.31)	$0.68	$(3.12)

Non-GAAP Measures
To supplement amounts presented in our unaudited condensed consolidated financial statements determined in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses certain non-GAAP financial measures, including adjusted operating expenses, adjusted operating profit (loss), adjusted net income (loss), and adjusted diluted earnings (loss) per share as shown in the table above. These measures adjust for the effects of: (1) integration and restructuring expenses, including severance charges; (2) impairment charges and a related gain on settlement; (3) target acquisition costs; (4) foreign currency transaction losses (gains); (5) the net tax impact of such items; and (6) the change in the valuation allowance on deferred tax assets. The unaudited reconciliation of adjusted results should not be construed as an alternative to the reported results determined in accordance with GAAP. These financial measures are not based on any standardized methodology and are not necessarily comparable to similar measures presented by other companies. The Company believes these non-GAAP measures provide useful information to both management and investors to increase comparability to prior periods by adjusting for certain items that may not be indicative of core operating measures and to better identify trends in our business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis, when reviewed in conjunction with the Company’s GAAP statements. These amounts are not determined in accordance with GAAP and therefore should not be used exclusively in evaluating the Company’s business and operations.

Revised Non-GAAP Measures
Beginning with the fourth quarter of fiscal 2020, the Company revised its determination of adjusted financial results by eliminating the immaterial adjustments related to COVID-19 incremental costs (credits), net, and amortization of intangible assets. These revisions align with how management currently evaluates the performance of the business. The Company has recast its second quarter of fiscal 2020 non-GAAP financial measures to conform to the revised presentation as set forth in the table above.

CONTACT: Stacy Turnof, DesignerBrandsIR@edelman.com